CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *
      In connection with the Quarterly Report of Team Health, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Robert J. Abramowski, Executive Vice President, Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT J. ABRAMOWSKI

Robert J. Abramowski
Executive Vice President, Finance and Administration

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